UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2022

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-41384	81-3324480
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 27, 2022, the Board of Directors of the Registrant adopted a change to the Registrant’s By-Laws, which were effective upon adoption. The By-Laws, in amended and restated form, are filed herewith as Exhibit 3.2 and incorporated herein by reference. The By-Laws were amended to make certain non-material administrative changes to reflect the Registrant’s current management structure.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit Number	Description

Exhibit 3.2	By-Laws of Hanover Bancorp, Inc.

Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: October 31, 2022	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 3.2	By-Laws of Hanover Bancorp, Inc.

Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)